                                TENTH AMENDMENT

          This TENTH AMENDMENT, dated as of November 17, 1995, is entered into by and among ROHR, INC. (formerly known as Rohr Industries, Inc.) (the "Borrower"), the financial institutions listed on the signature pages hereof under the heading "Lenders" (collectively the "Lenders"), and CITICORP USA, INC., a Delaware corporation, as Agent (the "Agent") for such Lenders.

          PRELIMINARY STATEMENT. The Borrower has entered into a Credit Agreement dated as of April 26, 1989, as amended by the First Amendment dated as of July 21, 1989, the Second Amendment dated as of January 25, 1990, the Third Amendment dated as of April 30, 1990, the Letter Amendment dated as of October 31, 1992, the Fifth Amendment dated as of July 9, 1993, the Sixth Amendment dated as of September 24, 1993, the Seventh Amendment dated as of May 10, 1994, the Eighth Amendment dated as of November 29, 1994, and the Ninth Amendment dated as of June 30, 1995 (said Credit Agreement, as so amended, being the "Credit Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein), with the Lenders party thereto and the Agent. The Borrower and the Lenders have agreed to amend and modify the Credit Agreement as hereinafter set forth.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendment to Credit Agreement.  The Credit Agreement is,
                      -----------------------------
effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section 2 below, hereby amended follows:

          (a) The definition of "Net Income Available for Fixed Charges" contained in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               "Net Income Available for Fixed Charges" means, for any period,
                --------------------------------------
          net income (or net deficit, as the case may be) before taxes for such period, as determined in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e), plus amounts which, in the determination of net income for such period, have been deducted for (i) the items referred to in the definition of "Fixed Charges" in this Section 1.01, (ii) depreciation, (iii) in the case of any such period that includes the month of April 1992, the $50,000,000 special provision which was established by the Borrower in the third quarter of Fiscal Year 1992, (iv) in the case of any such period that includes the fiscal month

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

          ending May 2, 1993 (A) the cumulative effect through May 2, 1993 of the accounting changes adopted by the Borrower, effective as of August 1, 1992, as described in the Borrower's Form 10-Q filed with the Securities and Exchange Commission for third Fiscal Quarter 1993, and
          (B) the provisions and charges, not in excess of $38 million in the aggregate, established by the Borrower in the third Fiscal Quarter of Fiscal Year 1993, and (v) non-cash expenses, in an amount not to exceed $10 million in the aggregate from November 1, 1995 through the Termination Date, that are incurred by Borrower in connection with one or more exchanges by Borrower of shares of its common stock for all or any portion of Borrower's Convertible Subordinated Notes due 2004 or Borrower's Convertible Subordinated Debentures due 2012.

          (b) The definition of "Repayment Date" contained in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               "Repayment Date" means the date on which any Debt  (other than
                --------------
          (i) Debt resulting from Advances, (ii) Debt owed to any Subsidiary of the Borrower, and (iii) Debt described in clause (vi) of the definition of "Debt" contained in Section 1.01) of the Borrower is prepaid, redeemed, purchased, defeased or otherwise satisfied prior to the scheduled repayment date or stated maturity thereof; provided,
                                                                   --------
          however, that the date on which any of the following occurs shall not
          -------
          be a Repayment Date: (a) the satisfaction of Debt through its surrender to the Borrower in payment for stock issuable upon exercise of a warrant issued pursuant to the Warrant Agreement dated as of July 31, 1993 between the Borrower and the purchasers identified therein, (b) the conversion of the Borrower's 7% Convertible Subordinated Debentures due 2012 and 7 3/4% Convertible Subordinated Notes due 2004 into common stock of the Borrower in accordance with their respective terms, (c) prepayments, redemptions, purchases, defeasances or other satisfactions of Debt (other than Debt evidenced by the Borrower's 9.35% and 9.33% senior notes due 2000 and 2002, respectively, 9.25% subordinated notes due 2017, 7% convertible subordinated notes due 2012, Senior Notes and Subordinated Debt) aggregating not more than $500,000 in any Fiscal Year, and (d) prepayments, redemptions, purchases, defeasances and other satisfactions of convertible Debt for consideration consisting solely of common stock of the Borrower, and provided, further, that it is
                                               --------  -------
          understood and agreed that the scheduled repayment date or stated maturity of the industrial development bonds (in an aggregate principal amount up to $16,500,000) related to the Borrower's San Marcos, Texas facility shall include the date on which such bonds shall be prepaid, redeemed or purchased in connection with the expiration of the letter of credit related thereto or upon tender by the holders thereof in accordance with the terms of the indenture governing such bonds.

          SECTION 2.  Conditions of Effectiveness.  This Tenth Amendment shall
                      ---------------------------
become effective as of the date hereof when the Agent shall have received counterparts of this Tenth Amendment executed by the Borrower and the Majority Lenders, or, as to any of the Lenders, advice satisfactory to the Agent that such Lenders have executed counterparts of this Tenth Amendment. Notwithstanding the provisions of the foregoing sentence, the amendment to the definition of "Net Income Available for Fixed Charges" contemplated by Section 1(a) of this Tenth Amendment shall not become effective until:

          (a) the definition of "Consolidated Net Income Available for Fixed Charges" contained in paragraph 10B of the Amended and Restated Note Agreement, dated as of May 10, 1994, between the Borrower and the note holders parties thereto and relating to the Borrower's 9.33% Senior Notes, as such agreement has been amended to date, shall have been amended in substantially the same manner as set forth in Section 1(a) hereof;

          (b) the definition of "Consolidated Net Income Available for Fixed Charges" contained in paragraph 10B of the Amended and Restated Note Agreement, dated as of May 10, 1994, between the Borrower and the note holders parties thereto and relating to the Borrower's 9.35% Senior Notes, as such agreement has been amended to date, shall have been amended in substantially the same manner as set forth in Section 1(a) hereof; and

          (c) the Sublease Agreement, dated as of September 14, 1992, between the Borrower and State Street Bank and Trust Company of California, National Association, and an individual trustee, not in their individual capacities but solely as owner trustees under a trust for the benefit of General Electric Capital Corporation, as amended to date, shall have been amended to incorporate by reference the definition of "Net Income Available For Fixed Charges" contained in Section 1.01 of the Credit Agreement, as amended by this Tenth Amendment.

          SECTION 3.  Reference to and Effect on the Credit Agreement.  (a)
                      -----------------------------------------------
Upon the effectiveness of this Tenth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Tenth Amendment.

          (b) Except as specifically amended above, the Credit Agreement and the A Notes, and each B Note outstanding on the date hereof, shall remain in full force and effect and are hereby ratified and confirmed.

          (c) Except as the Credit Agreement may expressly be modified hereby, the execution, delivery and effectiveness of this Tenth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Notes nor constitute a waiver of any of the provisions contained therein.

          SECTION 4.  Costs and Expenses.  The Borrower agrees to pay on demand
                      ------------------
all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Tenth Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect hereto and with respect to advising the Agent as to its rights and responsibilities hereunder.

          SECTION 5.  Execution in Counterparts.  This Tenth Amendment may be
                      -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Tenth Amendment, or of any document required to be delivered hereunder, by telecopier shall be effective as delivery of a manually executed counterpart of this Tenth Amendment or such document.

          SECTION 6.  Governing Law.  This Tenth Amendment shall be governed by,
                      -------------
and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                             ROHR, INC.

                             By:    /s/ Kenneth W. Scholz
                                    ---------------------
                             Title: Treasurer


                             CITICORP USA, INC., as Agent

                             By:    /s/ Marjorie Futornick
                                    ----------------------
                             Title: Vice President



                             Lenders
                             -------

                             CITIBANK, N.A.

                             By:    /s/ Arezoo Jafari
                                    -----------------
                             Title: Assistant Vice President


                             CITICORP USA, INC.

                             By:    /s/ Marjorie Futornick
                                    ----------------------
                             Title: Vice President


                             WELLS FARGO BANK, N.A.

                             By:    /s/ Craig T. Ingram
                                    -------------------
                             Title: Vice President


                             THE FIRST NATIONAL BANK OF CHICAGO

                             By:    /s/ Jacqueline P. Yardley
                                    -------------------------
                             Title: Vice President


                             MANUFACTURERS BANK

                             By:     ________________________
                             Title:

                             ROYAL BANK OF CANADA

                             By:    /s/ Brian W. Dixon
                                    -------------------
                             Title: Senior Manager


                             THE LONG-TERM CREDIT BANK OF
                             JAPAN, LTD., Los Angeles Agency

                             By:    /s/ Motokazu Uematsu
                                    --------------------
                             Title: Deputy General Manager


                             BANQUE FRANCAISE DU COMMERCE
                             EXTERIEUR

                             By:    ______________________
                             Title:

                             By:    /s/ Henry Lee
                                    -------------
                             Title: Assistant Vice President


                             BANCA COMMERCIALE ITALIANA,
                             Los Angeles Foreign Branch

                             By:    /s/ Richard E. Iwanicki
                                    -----------------------
                             Title: Vice President

                             By:    /s/ Jack Wityak
                                    ---------------
                             Title: Vice President


                             BANCO CENTRAL HISPANOAMERICANO,
                             S.A.

                             By:    /s/ Louis M. Ferreira
                                    ---------------------
                             Title: Vice President


                             THE MITSUBISHI TRUST AND BANKING
                             CORPORATION, LOS ANGELES AGENCY


                             By:    /s/ Hiroaki Koseski
                                    -------------------
                             Title: Senior Vice President